SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15 (d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): September 13, 2006
NEW JERSEY RESOURCES CORPORATION
(Exact name of registrant as specified in its charter)

New Jersey (State or other jurisdiction of incorporation)	1-8359 (Commission File Number)	22-2376465 (IRS Employer Identification No.)

1415 Wyckoff Road
Wall, New Jersey		07719
(Address of principal executive offices)		(Zip Code)
(732) 938-1480
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
     (d) On September 13, 2006, the Registrant issued a press release announcing the election of Jane M. Kenny to the Board of Directors of the Registrant on September 13, 2006. It is anticipated that Ms. Kenny will also serve on the Financial Policy Committee of the Board. A copy of the September 13, 2006 press release is included as Exhibit 99.1 hereto.
Item 9.01. Financial Statements and Exhibits.
     (d) Exhibits.

Exhibit Number	Description

99.1	Press Release dated September 13, 2006 announcing the election of Jane M. Kenny to the Board of Directors.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEW JERSEY RESOURCES CORPORATION
Date: September 14, 2006	By:	/s/ Glenn C. Lockwood
Glenn C. Lockwood
Senior Vice President, Chief Financial Officer and Treasurer

EXHIBIT INDEX
CURRENT REPORT ON FORM 8-K

Exhibit No.	Description	Page No.

99.1	Press Release dated September 13, 2006 announcing the election of Jane M. Kenny to the Board of Directors.	5